EXHIBIT 24.1
                                                                    ------------

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John P. Graham and Kari Roberts as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Credit Suisse First Boston Mortgage Acceptance Corp.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Credit Suisse First Boston Mortgage Acceptance Corp. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                               TITLE                                 DATE
/s/ Andrew A. Kimura                    Director and President                November 30, 2004
-----------------------------------
Andrew A. Kimura

/s/ Carlos Onis                         Director                              November 30, 2004
-----------------------------------
Carlos Onis

/s/ Steven L. Kantor                    Director                              November 30, 2004
-----------------------------------
Steven L. Kantor

/s/ Thomas E. Siegler                   Director                              November 30, 2004
-----------------------------------
Thomas E. Siegler

/s/ Zev Kindler                         Treasurer                             November 30, 2004
-----------------------------------
Zev Kindler

/s/ Thomas Zingalli                     Principal Accounting Officer          November 30, 2004
-----------------------------------     and Comptroller
Thomas Zingalli